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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                  MARCH 24, 1997


                         UNISON HEALTHCARE CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             0-27374                                        86-0684011
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     (Commission File Number)               (I.R.S. Employer Identification No.)


8800 NORTH GAINEY CENTER DRIVE, SUITE 245, SCOTTSDALE, ARIZONA          85258
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      (Address of Principal Executive Offices)                        (Zip Code)


                                 (602) 423-1954
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

A schedule showing the uses of the proceeds of Unison HealthCare Corporation's $100,000,000 of 12-1/4% Senior Notes Due 2006 is filed as Exhibit 99.1 to this Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UNISON HEALTHCARE CORPORATION

March 24, 1997                          By /s/ Jerry M. Walker
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                                        Jerry M. Walker
                                        President and Chief Executive Officer
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                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION OF EXHIBIT
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99.1                    Use of proceeds schedule related to $100,000,000
                        of Unison HealthCare Corporation's 12-1/4% Senior
                        Notes Due 2006